FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 10, 2008

The Inventure Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 N. 40th Street Suite #300, Phoenix, AZ		85018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On October 10, 2008, The Inventure Group, Inc. (the “Company”) issued a press release announcing that it is issuing earnings guidance for the recently completed 2008 third quarter (the “Release”). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d)         Exhibits

Exhibit 99.1                                 Press release of The Inventure Group, Inc. dated October 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Inventure Group, Inc.

Date:	October 10, 2008	/s/ Steve Weinberger
Steve Weinberger
Chief Financial Officer